Reclassified unaudited consolidated statements of income (loss), segment results, consolidated balance sheets, reconciliations of GAAP to Non-GAAP, reconciliations of selected GAAP measures to Non-GAAP measures and reconciliations of GAAP segment reporting to Non-GAAP segment reporting for and as of each of the quarters ended March 31, June 30, September 30 and December 31, 2019.

UNISYS CORPORATION
2019 CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
(Millions, except per share data)

	March 31	June 30		September 30		December 31
	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Revenue
Services	$474.0	$481.0	$955.0	$478.8	$1,433.8	$458.9	$1,892.7
Technology	80.5	88.4	168.9	73.3	242.2	87.9	330.1
	554.5	569.4	1,123.9	552.1	1,676.0	546.8	2,222.8
Costs and expenses
Costs of revenue:
Services	396.8	399.1	795.9	389.3	1,185.2	405.4	1,590.6
Technology	32.6	17.7	50.3	22.8	73.1	25.1	98.2
	429.4	416.8	846.2	412.1	1,258.3	430.5	1,688.8
Selling, general and administrative	90.9	92.4	183.3	84.7	268.0	96.8	364.8
Research and development	9.0	7.2	16.2	5.9	22.1	9.2	31.3
	529.3	516.4	1,045.7	502.7	1,548.4	536.5	2,084.9
Operating profit	25.2	53.0	78.2	49.4	127.6	10.3	137.9
Interest expense	15.5	16.2	31.7	15.2	46.9	15.2	62.1
Other income (expense), net	(30.4)	(28.9)	(59.3)	(49.2)	(108.5)	(27.9)	(136.4)
Income (loss) from continuing operations before income taxes	(20.7)	7.9	(12.8)	(15.0)	(27.8)	(32.8)	(60.6)
Provision for income taxes	9.4	3.6	13.0	10.4	23.4	4.3	27.7
Consolidated net income (loss) from continuing operations	(30.1)	4.3	(25.8)	(25.4)	(51.2)	(37.1)	(88.3)
Net income attributable to noncontrolling interests	2.6	3.6	6.2	3.8	10.0	(6.1)	3.9
Net income (loss) from continuing operations attributable to Unisys Corporation	(32.7)	0.7	(32.0)	(29.2)	(61.2)	(31.0)	(92.2)
Income from discontinued operations, net of tax	13.3	25.5	38.8	16.0	54.8	20.2	75.0
Net income (loss) attributable to Unisys Corporation	$(19.4)	$26.2	$6.8	$(13.2)	$(6.4)	$(10.8)	$(17.2)
Earnings (loss) per share
Basic
Continuing operations	$(0.64)	$0.01	$(0.62)	$(0.50)	$(1.14)	$(0.50)	$(1.65)
Discontinued operations	0.26	0.50	0.75	0.27	1.02	0.33	1.34
Total	$(0.38)	$0.51	$0.13	$(0.23)	$(0.12)	$(0.17)	$(0.31)
Diluted
Continuing operations	$(0.64)	$0.01	$(0.62)	$(0.50)	$(1.14)	$(0.50)	$(1.65)
Discontinued operations	0.26	0.49	0.75	0.27	1.02	0.33	1.34
Total	$(0.38)	$0.50	$0.13	$(0.23)	$(0.12)	$(0.17)	$(0.31)

UNISYS CORPORATION
2019 SEGMENT RESULTS
(Unaudited)
(Millions)

	Total	Eliminations	Services	Technology
Three Months Ended March 31
Customer revenue	$554.5	$—	$474.0	$80.5
Intersegment	—	(2.4)	—	2.4
Total Revenue	$554.5	$(2.4)	$474.0	$82.9
Gross profit percent	22.6%		15.1%	58.1%
Operating profit (loss) percent	4.5%		(0.3)%	34.1%
Three Months Ended June 30
Customer revenue	$569.4	$—	$481.0	$88.4
Intersegment	—	(2.1)	—	2.1
Total Revenue	$569.4	$(2.1)	$481.0	$90.5
Gross profit percent	26.8%		16.5%	78.1%
Operating profit percent	9.3%		1.9%	56.7%
Three Months Ended September 30
Customer revenue	$552.1	$—	$478.8	$73.3
Intersegment	—	(2.3)	—	2.3
Total Revenue	$552.1	$(2.3)	$478.8	$75.6
Gross profit percent	25.4%		18.1%	66.4%
Operating profit (loss) percent	8.9%		3.7%	42.1%
Three Months Ended December 31
Customer revenue	$546.8	$—	$458.9	$87.9
Intersegment	—	(8.4)	—	8.4
Total Revenue	$546.8	$(8.4)	$458.9	$96.3
Gross profit percent	21.3%		15.2%	71.9%
Operating profit percent	1.9%		(1.0)%	49.7%
Year Ended December 31
Customer revenue	$2,222.8	$—	$1,892.7	$330.1
Intersegment	—	(15.2)	—	15.2
Total Revenue	$2,222.8	$(15.2)	$1,892.7	$345.3
Gross profit percent	24.0%		16.2%	69.0%
Operating profit percent	6.2%		1.1%	46.1%

UNISYS CORPORATION
2019 CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Millions)

	March 31	June 30	September 30	December 31
Assets
Current assets
Cash and cash equivalents	$504.6	$507.2	$425.4	$538.8
Accounts and notes receivable, net	458.5	417.2	428.8	417.7
Contract Assets	24.0	29.7	35.8	38.4
Inventories	21.9	22.1	22.9	16.4
Prepaid expenses and other current assets	116.8	127.0	114.6	100.7
Current assets of discontinued operations	81.5	102.6	91.5	109.3
Total current assets	1,207.3	1,205.8	1,119.0	1,221.3
Properties	781.3	789.1	777.1	784.0
Less - Accumulated depreciation and amortization	667.9	674.0	663.6	668.0
Properties, net	113.4	115.1	113.5	116.0
Outsourcing assets, net	216.1	210.1	208.3	202.1
Marketable software, net	170.7	177.8	183.3	186.8
Operating lease right of use assets	81.1	73.2	68.3	71.4
Prepaid postretirement assets	151.4	152.9	150.4	136.2
Deferred income taxes	111.0	104.0	102.0	114.0
Goodwill	110.8	111.0	109.4	110.4
Restricted cash	12.2	10.3	7.9	13.0
Other long-term assets	197.7	208.4	207.3	198.9
Long-term assets of discontinued operations	112.8	139.2	136.4	133.9
Total assets	$2,484.5	$2,507.8	$2,405.8	$2,504.0
Liabilities and deficit
Current liabilities:
Current maturities of long-term debt	$7.3	$7.5	$13.4	$13.5
Accounts payable	183.3	197.1	190.1	204.3
Deferred revenue	276.1	257.0	217.7	246.3
Other accrued liabilities	322.1	297.0	305.8	316.8
Current liabilities of discontinued operations	73.1	113.1	125.9	146.4
Total current liabilities	861.9	871.7	852.9	927.3
Long-term debt	667.1	668.6	563.4	565.9
Long-term postretirement liabilities	1,927.2	1,888.0	1,830.5	1,960.2
Long-term deferred revenue	157.3	146.8	141.9	147.0
Long-term operating lease liabilities	67.8	59.6	54.3	56.0
Other long-term liabilities	54.7	50.0	49.9	47.6
Long-term liabilities of discontinued operations	31.0	36.8	30.3	28.3
Commitments and contingencies
Total deficit:
Common stock	0.6	0.6	0.7	0.7
Accumulated deficit	(1,713.4)	(1,687.2)	(1,700.4)	(1,711.2)
Treasury stock, at cost	(109.4)	(109.5)	(109.6)	(109.6)
Paid-in capital	4,543.7	4,546.2	4,640.2	4,643.3
Accumulated other comprehensive loss	(4,048.4)	(4,010.9)	(3,998.0)	(4,088.6)
Total Unisys stockholders' deficit	(1,326.9)	(1,260.8)	(1,167.1)	(1,265.4)
Noncontrolling interests	44.4	47.1	49.7	37.1
Total stockholders' deficit	(1,282.5)	(1,213.7)	(1,117.4)	(1,228.3)
Total	$2,484.5	$2,507.8	$2,405.8	$2,504.0

UNISYS CORPORATION
2019 RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions, except per share data)

	Quarter to Date				Year to Date
	1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
Net income (loss) from continuing operations attributable to Unisys Corporation	$(32.7)	$0.7	$(29.2)	$(31.0)	$(32.0)	$(61.2)	$(92.2)
Preferred stock dividend
Net income (loss) attributable to noncontrolling interests	2.6	3.6	3.8	(6.1)	6.2	10.0	3.9
Interest expense, net of interest income	12.6	13.3	12.4	13.1	25.9	38.3	51.5
Provision for (benefit of) income taxes	9.4	3.6	10.4	4.3	13.0	23.4	27.7
Depreciation	25.0	24.5	24.5	25.1	49.5	74.0	99.1
Amortization	9.5	12.1	13.4	13.3	21.6	35.0	48.3
EBITDA	$26.4	$57.8	$35.3	$18.7	$84.2	$119.5	$138.3

Postretirement expense	23.5	23.6	24.4	25.1	47.1	71.5	96.6
Cost reduction and other charges ***	2.5	7.0	18.1	22.7	9.5	27.6	50.3
Non-cash share-based expense	4.7	2.6	2.8	3.1	7.3	10.1	13.2
Other (income) expense adjustment **	7.6	3.5	3.8	5.2	11.1	14.9	20.1
Adjusted EBITDA	64.7	94.5	84.4	74.9	159.3	243.6	318.5

*	Included in Other (income) expense, net on the Consolidated Statements of Income
**	Other (income) expense, net as reported on the Consolidated Statements of Income less Interest income, postretirement expense and items included in cost reduction
***	Reduced for D&A included above & Disposals in Other Expense

	Quarter to Date				Year to Date
	1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
Revenue	$554.5	$569.4	$552.1	$546.8	$1,123.9	$1,676.0	$—
Non-GAAP Revenue	552.5	562.9	545.3	544.6	1,115.4	1,660.7	—
Net income from continuing operations as a percentage of revenue	—	0.1%	—	—	—	—	—
Non-GAAP net income (loss) from continuing operations attributable to Unisys Corporation as a percentage of Non-GAAP revenue	—	6.0%	2.9%	3.2%	2.5%	2.6%	2.8%
Adjusted EBITDA as a percentage of Non-GAAP revenue	11.7%	16.8%	15.5%	13.7%	14.3%	14.7%	14.4%

UNISYS CORPORATION
2019 RECONCILIATIONS OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(Millions, except per share data)

		Quarter to Date				Year to Date
		1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
	GAAP net income (loss) from continuing operations attributable to Unisys Corporation	$(32.7)	$0.7	$(29.2)	$(31.0)	$(32.0)	$(61.2)	$(92.2)

Postretirement expense:	pretax	23.5	23.6	24.4	25.1	47.1	71.5	96.6
	tax	(0.1)	—	(0.1)	0.2	(0.1)	(0.2)	—
	net of tax	23.6	23.6	24.5	24.9	47.2	71.7	96.6

Debt extinguishment, cost reduction and other expenses:	pretax	3.6	7.0	18.1	22.7	10.6	28.7	51.4
	tax	0.7	0.3	0.8	—	1.0	1.8	1.8
	net of tax	2.9	6.7	17.3	22.7	9.6	26.9	49.6
	minority interest	0.7	2.5	3.4	0.6	3.2	6.6	7.2
	net of minority interest	3.6	9.2	20.7	23.3	12.8	33.5	56.8

	Non-GAAP net income (loss) from continuing operations attributable to Unisys Corporation	(5.5)	33.5	16.0	17.2	28.0	44.0	61.2

	Add interest expense on convertible notes	—	5.0	3.2	2.1	10.0	13.3	15.3

	Non-GAAP net income (loss) attributable to Unisys Corporation for diluted earnings per share	$(5.5)	$38.5	$19.2	$19.3	$38.0	$57.3	$76.5

	Weighted average shares (thousands)	51,418	51,782	58,245	62,397	51,600	53,815	55,961

Plus incremental shares from assumed conversion:
	Employee stock plans	—	328	341	456	422	395	411
	Convertible notes	—	21,868	13,951	8,625	21,868	19,229	16,578

	Non-GAAP adjusted weighted average shares	51,418	73,978	72,537	71,479	73,890	73,439	72,949

	Diluted earnings (loss) per share from continuing operations

	GAAP basis
	GAAP net income (loss) from continuing operations attributable to Unisys Corporation for diluted earnings per share	$(32.70)	$0.70	$(29.20)	$(31.00)	$(32.00)	$(61.20)	$(92.20)

	Divided by weighted average shares	51,418	52,110	58,245	62,397	51,600	53,815	55,961

	GAAP diluted earnings (loss) per share	$(0.64)	$0.01	$(0.50)	$(0.50)	$(0.62)	$(1.14)	$(1.65)

	Non-GAAP basis
	Non-GAAP net income (loss) from continuing operations attributable to Unisys Corporation for diluted earnings per share	$(5.5)	$38.5	$19.2	$19.3	$38.0	$57.3	$76.5

Divided by Non-GAAP adjusted weighted average shares		51,418	73,978	72,537	71,479	73,890	73,439	72,949

Non-GAAP diluted earnings (loss) per share		$(0.11)	$0.52	$0.26	$0.27	$0.51	$0.78	$1.05

UNISYS CORPORATION
2019 RECONCILIATIONS OF GAAP SEGMENT REPORTING TO NON-GAAP SEGMENT REPORTING
(Unaudited)
(Millions)

Services Segment	Quarter to Date				Year to Date
	1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
GAAP total revenue	$474.0	$481.0	$478.8	$458.9	$955.0	$1,433.8	$1,892.7
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Non-GAAP revenue	$472.0	$474.5	$472.0	$456.7	$946.5	$1,418.5	$1,875.2

GAAP gross margin	$71.5	$79.3	$86.9	$69.7	$150.8	$237.7	$307.4
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Non-GAAP gross margin	$69.5	$72.8	$80.1	$67.5	$142.3	$222.4	$289.9

GAAP operating profit	$(1.4)	$9.0	$17.7	$(4.5)	$7.6	$25.3	$20.8
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Non-GAAP operating profit (loss)	$(3.4)	$2.5	$10.9	$(6.7)	$(0.9)	$10.0	$3.3

GAAP gross margin %	15.1%	16.5%	18.1%	15.2%	15.8%	16.6%	16.2%
Non-GAAP gross margin %	14.7%	15.3%	17.0%	14.8%	15.0%	15.7%	15.5%
GAAP operating profit %	(0.3)%	1.9%	3.7%	(1.0)%	0.8%	1.8%	1.1%
Non-GAAP operating profit (loss) %	(0.7)%	0.5%	2.3%	(1.5)%	(0.1)%	0.7%	0.2%

Technology Segment	Quarter to Date				Year to Date
	1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
GAAP total revenue	$82.9	$90.5	$75.6	$96.3	$173.4	$249.0	$345.3
Non-GAAP revenue	$82.9	$90.5	$75.6	$96.3	$173.4	$249.0	$345.3

GAAP gross margin	$48.2	$70.7	$50.2	$69.2	$118.9	$169.1	$238.3
Non-GAAP gross margin	$48.2	$70.7	$50.2	$69.2	$118.9	$169.1	$238.3

GAAP operating profit	$28.3	$51.3	$31.8	$47.9	$79.6	$111.4	$159.3
Non-GAAP operating profit (loss)	$28.3	$51.3	$31.8	$47.9	$79.6	$111.4	$159.3

GAAP gross margin %	58.1%	78.1%	66.4%	71.9%	68.6%	67.9%	69.0%
Non-GAAP gross margin %	58.1%	78.1%	66.4%	71.9%	68.6%	67.9%	69.0%
GAAP operating profit %	34.1%	56.7%	42.1%	49.7%	45.9%	44.7%	46.1%
Non-GAAP operating profit (loss) %	34.1%	56.7%	42.1%	49.7%	45.9%	44.7%	46.1%

Total Unisys	Quarter to Date				Year to Date
	1Q19	2Q19	3Q19	4Q19	2Q19	3Q19	4Q19
GAAP total revenue	$554.5	$569.4	$552.1	$546.8	$1,123.9	$1,676.0	$2,222.8
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Non-GAAP revenue	$552.5	$562.9	$545.3	$544.6	$1,115.4	$1,660.7	$2,205.3

GAAP gross margin	$125.1	$152.6	$140.0	$116.3	$277.7	$417.7	$534.0
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Cost reduction/other expense	(3.7)	(1.0)	(1.9)	17.7	(4.7)	(6.6)	11.0
Non-GAAP gross margin	$119.4	$145.1	$131.3	$131.8	$264.5	$395.8	$527.5

GAAP operating profit	$25.2	$53.0	$49.4	$10.3	$78.2	$127.6	$137.9
Restructuring reimbursement	(2.0)	(6.5)	(6.8)	(2.2)	(8.5)	(15.3)	(17.5)
Postretirement expense	0.8	0.8	0.9	0.8	1.6	2.5	3.3
Cost reduction/other expense	2.6	8.0	0.2	24.4	10.6	10.8	35.2
Non-GAAP operating profit	$26.6	$55.3	$43.7	$33.3	$81.9	$125.6	$158.9

GAAP gross margin %	22.6%	26.8%	25.4%	21.3%	24.7%	24.9%	24.0%
Non-GAAP gross margin %	21.6%	25.8%	24.1%	24.2%	23.7%	23.8%	23.9%
GAAP operating profit (loss) %	4.5%	9.3%	8.9%	1.9%	7.0%	7.6%	6.2%
Non-GAAP operating profit (loss) %	4.8%	9.8%	8.0%	6.1%	7.3%	7.6%	7.2%